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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                                 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 30, 1997


                       PENFED BANCORP, INC.
-----------------------------------------------------------
  (Exact name of registrant as specified in its charter)


          Delaware                0-25750           61-1275478
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(State or other jurisdiction    (Commission      (I.R.S. Employer
of incorporation)                File Number)   Identification
No.)


215 Shelby Falmouth, Kentucky                       41040-1238
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(606) 654-6961
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ITEM 5.  OTHER EVENTS.
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     Penfed Bancorp, Inc. (the "Registrant") announced that the audit of its financial statements for the fiscal year ended December 31, 1996 had been delayed due to the recent flooding of the Licking River in Northern Kentucky, which resulted in signif icant damage to the properties of the Registrant's wholly owned subsidiary, Pendleton Federal Savings Bank. The Registrant is in the process of reconstructing the records needed to complete the audit but estimates that the audit will not be completed until the middle of June 1997. The Registrant estimates that its Annual Report on Form 10-KSB will be filed with the Securities and Exchange Commission by the end of July 1997.
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                       SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       PENFED BANCORP, INC.




                       By: /s/ David C. Wills
                           --------------------------
                           David C. Wills
                           President and Chief Executive Officer


Date: May 1, 1997